                                                                  EXHIBIT 17(a)



   AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON FEBRUARY 11, 1994

                                                         FILE NO. 811-
                                                  REGISTRATION NO. 33-
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                            ------------------------
                                   FORM N-1A

          /X/ REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
               / / Pre-Effective Amendment No.
              / / Post-Effective Amendment No.

                                      and

                      /X/ REGISTRATION STATEMENT UNDER THE
                         INVESTMENT COMPANY ACT OF 1940
                      / / Amendment No.

                            ------------------------
                               MUTUAL FUND TRUST
               (Exact Name of Registrant as Specified in Charter)

                              125 WEST 55TH STREET
                            NEW YORK, NEW YORK 10022
              (Address of Principal Executive Office)  (Zip Code)

       Registrant's Telephone Number, including Area Code: (212) 426-1600

                                JAMES BERNAICHE
                              125 WEST 55TH STREET
                            NEW YORK, NEW YORK 10022
                    (Name and Address of Agent for Service)

                                    Copy to:

                             CARL FRISCHLING, ESQ.
                                 REID & PRIEST
                              40 WEST 57TH STREET
                            NEW YORK, NEW YORK 10019
                            ------------------------

     Approximate date of proposed public offering: As soon as practicable after this registration statement becomes effective.
                            ------------------------

     An indefinite number of shares of common stock of the Registrant is being registered by this Registration Statement pursuant to Rule 24f-2 under the Investment Company Act of 1940. The registration fee is $500.00.
                            ------------------------

     The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such date as the Commission, acting pursuant to said Section 8(a), may determine.

                                               This filing consists of    pages.
                                                  INDEX TO EXHIBITS ON PAGE    .
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------